UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  February 10, 2012

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN	1-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business And Operations

Item 1.01

Entry into a Material Definitive Agreement

On February 10, 2012, Wausau Paper Corp. (the “Company”) and Starboard Value LP (“Starboard”) entered into an agreement by which the Company agreed to expand its Board of Directors to eight members and to include Charles E. Hodges and Michael C. Burandt on the Company’s slate of director nominees for its upcoming annual meeting of shareholders.  Messrs. Hodges and Burandt will join G. Watts Humphrey, Jr. and Henry C. Newell as the Company’s four nominees to its Board of Directors; these nominees will be proposed to the Company’s shareholders for approval at the Company’s annual meeting, which will be held on April 19, 2012 (the “2012 Annual Meeting”).  Further information about each of the Company’s director nominees will be found in the Company’s definitive proxy statement, which will be filed with the Securities and Exchange Commission prior to the 2012 Annual Meeting.

Under the terms of the agreement, Starboard and its affiliates agreed to vote all of their shares in support of each of the Company’s director nominees at the 2012 Annual Meeting and to abide by certain other standstill provisions, which will expire prior to the Company’s annual meeting held in 2013.  In addition, the Company agreed to form a newly-created committee of the Board of Directors, which will be made up of four individuals, including Messrs. Hodges and Burandt, and which will advise the full Board of Directors with respect to the operations of, and investments and capital spending in, the Company’s business.  The Company also agreed that, until the 2012 Annual Meeting, Messrs. Hodges and Burandt would attend meetings of the Company’s Board of Directors in a “board observer” capacity, subject to certain limitations.

The foregoing summary of the agreement with Starboard is qualified in its entirety by the full terms and conditions of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Starboard and its affiliates collectively own approximately 9.7% of the Company’s outstanding common stock.

The Company’s news release announcing the agreement with Starboard is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

Agreement among Wausau Paper Corp., Starboard Value LP (“Starboard”) and certain Starboard affiliates dated as of February 10, 2012

Exhibit 99.1

News release dated February 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  February 13, 2012

By:  SCOTT P. DOESCHER

Scott P. Doescher

Executive Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated February 10, 2012

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 10.1

Agreement among Wausau Paper Corp., Starboard Value LP (“Starboard”) and certain Starboard affiliates dated as of February 10, 2012

Exhibit 99.1

News release dated February 13, 2012